Exhibit 10.3

Execution Version

PIPE SUBSCRIPTION AGREEMENT

Gesher I Acquisition Corp.

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

Attention: Ezra Gardner

Freightos Limited

HaPo’el 1, Derech Agudat Sport HaPo’el

Jerusalem, Israel 9695102

Attention: Zvi Schreiber

This PIPE Subscription Agreement (this “Agreement”) is being entered into as of May 31, 2022, by and among Gesher I Acquisition Corp., a Cayman Islands exempted company limited by shares (“SPAC”), Freightos Limited, a Cayman Islands exempted company limited by shares (the “Issuer”), and the undersigned subscriber (“Subscriber”), in connection with that certain Business Combination Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among SPAC, the Issuer, Freightos Merger Sub I, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Issuer (“Merger Sub I”), and Freightos Merger Sub II, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Issuer (“Merger Sub II”). Pursuant to the Merger Agreement, Merger Sub I will merge with and into SPAC, with SPAC being the surviving entity as a wholly owned subsidiary of the Issuer (the “First Merger”), and immediately thereafter, SPAC will merge with and into Merger Sub II, with Merger Sub II being the surviving entity as a wholly owned subsidiary of the Issuer (together with the First Merger and the other transactions contemplated by the Merger Agreement, the “Transaction”). In connection with the Transaction, the Issuer is seeking commitments from accredited investors to purchase, contingent upon, and substantially concurrently with, the closing of the Transaction (the “Transaction Closing”), that number of ordinary shares of the Issuer, par value $0.00001 per share, set forth on the signature page hereto (the “PIPE Shares”) for a purchase price of $10.00 per share (the “Per Share Purchase Price” and the aggregate purchase price for the PIPE Shares set forth on the signature page hereto, the “Purchase Price”). Subscriber also holds, as of the date of this Agreement, 900,090 shares of the Series C Preferred Stock of the Issuer, and Subscriber’s affiliate, Qatar Airways Group Q.C.S.C., holds 27,000 ordinary shares of the Issuer, which shares will be converted into ordinary shares of the Issuer (collectively, the “Recapitalization Shares”) in connection with the Recapitalization (as defined in the Merger Agreement) at the exchange ratio set forth in Section 6 (Conversion of Preferred Shares into Ordinary Shares) of the Issuer’s Articles of Association.

In consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, and intending to be legally bound hereby, SPAC, the Issuer and Subscriber agree as follows:

1. Subscription. Subject to the terms and condition of this Agreement, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Issuer, and the Issuer agrees to sell to Subscriber, the PIPE Shares at the Per Share Purchase Price, in accordance with the terms and conditions set forth in this Agreement.

2. Closing; Delivery of Shares.

(a) The closing of the sale of PIPE Shares contemplated hereby (the “Closing,” and the date that the Closing actually occurs, the “Closing Date”) is contingent upon satisfaction or waiver of the conditions to closing set forth in Section 3 and the substantially concurrent consummation of the Transaction Closing. The Closing shall occur (i) after the Recapitalization (as defined in the Merger Agreement), and (ii) on the date of, and immediately prior to or simultaneously with, the Transaction Closing.

(b) The Issuer shall provide written notice to Subscriber (the “Closing Notice”) not less than three (3) business days prior to the Closing, which Closing Notice shall specify (i) the anticipated date of the Transaction Closing and (ii) the wire instructions for the payment by Subscriber of the Purchase Price for the PIPE Shares. Upon delivery of the Closing Notice to Subscriber, Subscriber shall deliver the Purchase Price one (1) business day prior to the expected Closing Date by wire transfer of U.S. dollars in immediately available funds to the account(s) specified by the Issuer in the Closing Notice to be held in constructive trust by the Issuer and released only upon consummation of the Transaction Closing. If the Transaction Closing should not occur for any reason on the scheduled day, the Issuer shall immediately return to Subscriber pursuant to Subscriber’s wire transfer instructions provided at such time all such funds held in constructive trust.

(c) As soon as practicable following the Closing, the Issuer shall deliver (or cause the delivery of) to Subscriber evidence of issuance of the PIPE Shares in book-entry form, which PIPE Shares will contain a notation, and each certificate (if any) and/or the register of members kept in accordance with the Companies Act (as revised) of the Cayman Islands evidencing the PIPE Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY”.

3. Closing Conditions.

(a) The obligation of Subscriber to purchase the PIPE Shares shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by Subscriber:

(i) the Transaction Closing shall be consummated (a) substantially concurrently with or (b) immediately following the purchase of the PIPE Shares; provided, in the case of subclause (b), all of the approvals required to consummate the Transaction (including, without limitation, the SEC declaring the Registration Statement (as defined in the Merger Agreement) effective) and all of the conditions precedent to the closing of the Transaction set forth in the Merger Agreement have been satisfied or waived in writing;

(ii) the representations and warranties of the Issuer set forth in Section 4 and of SPAC set forth in Section 6 shall have been true and correct in all material respects as of the Closing Date other than (x) those representations and warranties qualified by materiality, material adverse effect or similar qualification, which shall be true and correct in all respects as of the Closing Date and (y) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality, material adverse effect or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction;

(iii) the Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Issuer at or prior to the Closing;

(iv) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the issuance by Issuer or the purchase by Subscriber of the PIPE Shares; and

(v) the ordinary shares of the Issuer shall have been approved for listing on the Nasdaq Capital Market (“Nasdaq”), subject to official notice of issuance.

(b) The obligation of the Issuer to issue and sell the PIPE Shares shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Issuer:

(i) the Transaction Closing shall be consummated substantially concurrently with or immediately following the purchase of the PIPE Shares;

(ii) the representations and warranties of Subscriber set forth in Section 5 shall have been true and correct in all material respects as of the Closing Date other than (x) those representations and warranties qualified by materiality, material adverse effect or similar qualification, which shall be true and correct in all respects as of the Closing Date and (y) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality, material adverse effect or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction;

(iii) Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing; and

(iv) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the issuance by Issuer or the purchase by Subscriber of the PIPE Shares.

4. Issuer Representations and Warranties. The Issuer represents and warrants to Subscriber that:

(a) The Issuer is an exempted company duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands and has the corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b) The PIPE Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Agreement, the PIPE Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s memorandum and articles of association, any investor rights or similar agreement or under the laws of the Cayman Islands.

(c) This Agreement has been duly authorized, executed, and delivered by the Issuer and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) Assuming the accuracy of the representations and warranties of Subscriber in Section 5, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization, or other person in connection with the issuance of the PIPE Shares, other than (i) the Required Company Shareholder Approval (as defined in the Merger Agreement), (ii) filings with the SEC, (iii) filings required by applicable state securities laws, (iv) the filings required in accordance with the terms of this Agreement, (v) those required by The Nasdaq Stock Market LLC (“Nasdaq”) and (vi) those filings as to which the failure to obtain would not be reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity, or results of operations of the Issuer.

(e) The Issuer is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer. The Issuer has not received any written communication from a governmental authority that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity, or results of operations of the Issuer.

(f) The Issuer is not, and immediately after receipt of payment for the PIPE Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, in connection with the offer, sale, and delivery of the PIPE Shares in the manner contemplated by this Agreement, it is not necessary to register the PIPE Shares under the Securities Act of 1933, as amended (the “Securities Act”). The PIPE Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to the Issuer and SPAC that:

(a) At the time Subscriber was offered the PIPE Shares, it was, and as of the date hereof, Subscriber is (i) an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, and (ii) is acquiring the PIPE Shares only for its own account, and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the PIPE Shares.

(b) Subscriber understands that the PIPE Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the PIPE Shares delivered at the Closing will not have been registered under the Securities Act. Subscriber understands that the PIPE Shares may not be resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry securities or certificates (if any) representing the PIPE Shares delivered at the Closing shall contain a legend or restrictive notation to such effect. Subscriber acknowledges that the PIPE Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act and that the PIPE Shares may not be sold pursuant to Rule 144 unless certain conditions are met, including, among other things, the existence of a public market for the PIPE Shares, the availability of certain current public information about the issuer, the resale following the required holding period under Rule 144 and the number of shares being sold during any three (3) month period not exceeding specified limitations. Subscriber understands and agrees that the PIPE Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the PIPE Shares and may be required to bear the financial risk of an investment for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the PIPE Shares.

(c) Subscriber understands and agrees that Subscriber is purchasing the PIPE Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer, SPAC or any of their respective officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Agreement and any other agreement entered into by Subscriber with respect to the Transactions) or by implication. Except for the representations, warranties, covenants and agreements of the Issuer and SPAC expressly set forth in this Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the PIPE Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Subscriber’s acquisition and holding of the PIPE Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(e) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the PIPE Shares, including, with respect to the Issuer, SPAC and the Transaction and the business of the Issuer and its subsidiaries. Subscriber acknowledges and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full access to and opportunity to ask such questions, receive such answers and obtain such financial and other information and an opportunity to review such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the PIPE Shares.

(f) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the PIPE Shares. Subscriber is a sophisticated investor, experienced in investing in private placement transactions and with the requisite knowledge and experience in financial and business matters as to be capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised informed, independent judgment in evaluating its participation in the purchase of the PIPE Shares.

(g) Subscriber became aware of this offering of the PIPE Shares solely by means of direct contact between Subscriber, the Issuer and SPAC, or their respective representatives, and the PIPE Shares were offered to Subscriber solely by direct contact between Subscriber, the Issuer and SPAC, or their respective representatives, and, to the knowledge of Subscriber, not as a result of any general solicitation by the Issuer or SPAC.

(h) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the PIPE Shares or made any findings or determination as to the fairness of this investment.

(i) If an entity, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(j) The execution, delivery and performance by Subscriber of this Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Agreement is genuine, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual, the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

(k) Subscriber is not: (i) a person included on any Sanctions-related list of blocked or designated parties (including the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the U.S. and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, Specially Designated Narcotics Traffickers List, Specially Designated Terrorists List, Specially Designated Global Terrorists List, or the Annex to Executive Order No. 13224, or any list of persons subject to sanctions issued by the United Nations Security Council, HM Treasury of the United Kingdom, and the European Union); (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (iii) owned fifty percent or more, directly or indirectly, by a person included on any Sanctions-related list of blocked or designated parties, as described in clauses (a) or (b) above; (iv) a person acting in his or her official capacity as a director, officer, employee, or agent of a person included on any Sanctions-related list of blocked or designated parties, as described in clauses (a) or (b) above; (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank; or (vi) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic and Donetsk People’s Republic, or any other country or territory embargoed or subject to substantial trade restrictions by the United States. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the PIPE Shares were legally derived. For purposes of this Section, a “person” means any individual, firm, corporation, company, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (1) the United States (including the U.S. Department of Treasury’s Office of Foreign Assets Control, the U.S Department of State and the U.S. Department of Commerce), (2) the European Union and enforced by its member states, (3) the United Nations Security Council, (4) Her Majesty’s Treasury of the United Kingdom and (5) any other similar economic sanctions administered by the government of any nation, province, state, city or locality or other political subdivision thereof.

(l) Neither Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3), in each case as indicated in the questionnaire attached as Exhibit A hereto. Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of the PIPE Shares by Subscriber will not subject the Issuer to any Disqualification Event.

(m) Reserved.

(n) Subscriber has sufficient immediately available funds to pay the Purchase Price for the PIPE Shares.

(o) Subscriber acknowledges that (i) the Issuer and SPAC may have, and later may come into possession of, information regarding the Issuer and SPAC that is not known to Subscriber and that may be material to a decision to enter into this transaction to purchase the PIPE Shares (“Excluded Information”), (ii) Subscriber has determined to enter into the this transaction to purchase the PIPE Shares notwithstanding its lack of knowledge of the Excluded Information, and (iii) neither the Issuer nor SPAC shall have any liability to Subscriber, and Subscriber hereby, to the extent permitted by applicable law, waives and releases any claims it may have against the Issuer and SPAC, with respect to the nondisclosure of the Excluded Information.

(p) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that neither the Issuer or SPAC nor any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the PIPE Shares, and none of the Issuer, SPAC or any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the PIPE Shares.

(q) Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at Subscriber’s direction or pursuant to any understanding with Subscriber to not, directly or indirectly (i) offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Subscriber having a net short cash position in respect of the ordinary shares of SPAC until the Closing (or such earlier termination of this Agreement in accordance with its terms), or (ii) redeem any ordinary shares of SPAC owned by such parties in connection with the redemption rights afforded to shareholders of SPAC in connection with the completion of a Transaction. Notwithstanding the foregoing, (y) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Agreement or of Subscriber’s participation in this offering or the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, and (z) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the PIPE Shares covered by this Agreement.

6. SPAC Representations and Warranties. SPAC represents and warrants to Subscriber that:

(a) SPAC is an exempted company duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands and has the corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b) The execution, delivery and performance by SPAC of this Agreement are within the powers of SPAC, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state law, statute, rule or regulation applicable to SPAC, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which SPAC is a party or by which SPAC is bound. The signature on this Agreement is genuine, and the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms.

(c) As of their respective filing dates, each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by SPAC with the U.S. Securities and Exchange Commission (the “SEC”) prior to the date of this Agreement (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act, when filed or, if amended prior to the date hereof, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that

SPAC makes no such representation or warranty with respect to the proxy statement of SPAC to be filed in connection with the approval of the Merger Agreement by the shareholders of SPAC or any other information relating to the Issuer or any of its affiliates included in any SEC Document or filed as an exhibit thereto. To the knowledge of SPAC, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents.

7. Registration Rights.

(a) In the event that the PIPE Shares and the Recapitalization Shares are not registered in connection with the consummation of the Transaction, the Issuer agrees that, no later than thirty (30) calendar days after the Closing Date, it shall file or cause to be filed, with the SEC (at the sole cost and expense of the Issuer) a registration statement on Form F-1 registering the resale of all of the PIPE Shares and the Recapitalization Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. In connection with the foregoing, Subscriber shall be required to execute a customary 180-day lock-up agreement restricting Subscriber’s ability to transfer the PIPE Shares during such lock up period subject to the terms and conditions of such lock-up agreement. The Issuer agrees to, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to cause such Registration Statement, or another shelf registration statement that includes the PIPE Shares and the Recapitalization Shares to be sold pursuant to this Agreement, to remain effective continuously until the earliest of (i) the second anniversary of the Closing, (ii) the date on which Subscriber ceases to hold any of the PIPE Shares issued pursuant to this Agreement and any Recapitalization Shares or (iii) the first date on which Subscriber is able to sell all of its the PIPE Shares issued pursuant to this Agreement (or shares received in exchange therefor) and all of its Recapitalization Shares under Rule 144 promulgated under the Securities Act (“Rule 144”) (such date, the “End Date”). The Issuer shall keep the Subscriber reasonably informed as to the status of the process to file and have declared effective the Registration Statement and the listing process related thereto described in Section 7(b); provided that at no time shall the Issuer provide Subscriber with material non-public information regarding the Issuer or the SPAC.

(b) Prior to the End Date, the Issuer will use its commercially reasonable efforts to qualify the PIPE Shares and the Recapitalization Shares for listing on Nasdaq. Subscriber agrees to disclose its ownership to the Issuer upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) of Section 7(a). The Issuer may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form F-3 at such time after the Issuer becomes eligible to use such Form F-3. Subscriber acknowledges and agrees that the Issuer may suspend the use of any such registration statement if it determines that, in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act. The Issuer’s obligations to include the PIPE Shares issued pursuant to this Agreement and the Recapitalization Shares for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition under the Registration Statement of the PIPE Shares and the Recapitalization Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Issuer to effect the registration of such PIPE Shares and Recapitalization Shares, and shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations.

(c) Notwithstanding anything to the contrary in this Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if (i) the use of the Registration Statement would require the inclusion of financial statements that are unavailable for reasons beyond the Issuer’s control, (ii) the Issuer determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act or if (iii) such filing or use could materially affect a bona fide business or financing transaction of the Issuer or its subsidiaries or would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12) month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will immediately discontinue offers and sales of the PIPE Shares under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales; provided, for the avoidance of doubt, that the Issuer shall not include any material non-public information in any such written notice. If so directed by the Issuer, Subscriber will deliver to the Issuer or destroy all copies of the prospectus covering the PIPE Shares in Subscriber’s possession; provided that the destruction requirement shall not apply (i) to the extent Subscriber is required to retain a copy (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to the extent of copies stored electronically on archival servers as a result of automatic data back-up.

(d) Indemnification.

(i) The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, Subscriber, its directors, and officers, employees, and agents, and each person who controls Subscriber (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act or applicable state securities laws, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein,. Notwithstanding the forgoing, the Issuer’s indemnification obligations shall not apply to amounts paid in settlement of any actions or claims if such settlement is effected without the prior written consent of the Issuer (which consent shall not be unreasonably withheld, delayed or conditioned).

(ii) Subscriber agrees to indemnify and hold harmless the Issuer, SPAC, and each of their respective directors and officers and agents and each person who controls the Issuer or SPAC (within the meaning of the Securities Act) and each successor, parent company and subsidiary of the Issuer and SPAC against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the PIPE Shares purchased pursuant to this Agreement giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any actions or claims if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) Reports Under the Exchange Act. With a view to making available to Subscriber the benefits of Rule 144 under the Securities Act (“Rule 144”), and any other rule or regulation that may at any time permit Subscriber to sell all or any portion of the PIPE Shares and the Recapitalization Shares without registration or pursuant to a registration statement, the Issuer shall use its commercially reasonable efforts to:

(i) Make and keep available adequate current public information within the meaning of Rule 144 at all times while Subscriber owns the PIPE Shares or the Recapitalization Shares, after the date the Registration Statement is declared effective by the SEC;

(ii) File with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(iii) Furnish to Subscriber so long as Subscriber owns the PIPE Shares or the Recapitalization Shares, upon reasonable request (i) a written statement that the Issuer has complied with the reporting requirements of Rule 144 and the reporting requirements of the Exchange Act, and (ii) such other information as may be reasonably requested by Subscriber to may permit the Subscriber to resell any or all of the PIPE Shares and the Recapitalization Shares without registration.

(f) For as long as the Subscriber holds the PIPE Shares or Recapitalization Shares, Issuer shall use its commercially reasonable efforts to cause the Issuer’s transfer agent to remove any restrictive legend when such shares are sold pursuant to Rule 144 under the Securities Act or the Registration Statement within two (2) Business Days of request by the Subscriber. In connection therewith, (A) Subscriber shall provide customary representation letters reasonably acceptable to the Issuer and the Issuer’s transfer agent, (B) if required by the Issuer’s transfer agent, the Issuer will promptly cause an opinion of counsel to be delivered to its transfer agent, together with any other authorizations, certificates and directions reasonably requested by the Issuer in order to render such opinion and/or required by the transfer agent that authorize and direct the transfer agent to issue such shares without any such legend and (C) the Issuer shall be responsible for the fees of its transfer agent, legal counsel and any clearinghouse fees associated with such issuance.

8. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Agreement; (b) such date and time as the Merger Agreement is terminated in accordance with its terms; or (c) written notice by either party to the other party to terminate this Agreement if the transactions contemplated by this Agreement are not consummated on or prior to April 14, 2023; provided that (y) nothing herein will relieve any party from liability for any fraud or willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such fraud or breach and (z) the provisions of Sections 8 through 10 of this Agreement will survive any termination of this Agreement and continue indefinitely.

9. Trust Account Waiver. Notwithstanding anything to the contrary set forth in this Agreement, Subscriber acknowledges that it has read the final prospectus of SPAC, dated as of October 12, 2021, and filed with the SEC on October 13, 2021 (File No. 333-259253), including that certain Investment Management Trust Agreement, dated October 12, 2021, by and between SPAC and Continental Stock Transfer & Trust Company, and understands that SPAC has established the trust account described therein (the “Trust Account”) for the benefit of SPAC’s public shareholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. Subscriber further acknowledges and agrees that SPAC’s sole assets consist of the cash proceeds of its initial public offering of units of SPAC (the “IPO”) and the overallotment shares acquired by SPAC’s underwriters and from certain private placements of its securities occurring simultaneously with the IPO, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of SPAC’s public shareholders. Accordingly, for and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby waives any past, present or future claim of any kind arising out of this Agreement against, and any right to access, the Trust Account, any trustee of the Trust Account, SPAC, Gesher I Sponsor LLC, a Delaware limited liability company (“Sponsor”), the Issuer and any of their affiliates, to collect from the Trust Account or Issuer any monies that may be owed to them by SPAC, the Issuer or any of their affiliates for any reason whatsoever, and will not seek recourse against the Trust Account, any trustee of the Trust Account, SPAC, Sponsor, the Issuer or any of their affiliates at any time for any reason whatsoever, including for such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement. This Section 9 shall survive the termination of this Agreement for any reason.

10. Miscellaneous.

(a) Neither this Agreement nor any rights or obligations that may accrue to Subscriber hereunder may be transferred or assigned by Subscriber without the prior written consent of the Issuer and SPAC, and any purported transfer or assignment without such consent shall be null and void ab initio; except that Subscriber may so assign in connection with the sale of all or substantially all of its assets or in connection with a merger or sale of control which amounts to an assignment under applicable law.

(b) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to SPAC and the Issuer. Subscriber acknowledges that Issuer and SPAC will rely on the acknowledgments, understandings, agreements, representations, and warranties of Subscriber contained in this Agreement, including Exhibit A, as if they were made directly to them. The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the PIPE Shares, and Subscriber shall provide such information to the Issuer promptly upon such request, it being understood by Subscriber that the Issuer may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by the Issuer to evaluate Subscriber’s eligibility or the Issuer reasonably determines that Subscriber is not eligible.

(c) Prior to the Closing, Subscriber agrees to promptly notify the Issuer and SPAC if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(b)(ii) and 3(b)(iii) would not be satisfied as of the Closing. Subscriber agrees that the purchase by Subscriber of the PIPE Shares from the Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations, and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase.

(d) All the agreements, representations, and warranties made by each party hereto in this Agreement shall survive the Closing.

(e) This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder.

(f) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by SPAC and Subscriber in connection with this offering).

(g) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(h) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf”, “tif” or “jpg”) and other electronic signatures (including, for example, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

(j) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(k) Subscriber hereby consents to the publication and disclosure in any press release issued by the Issuer or SPAC or in any Form 8-K, Form 6-K or other filing filed by the Issuer or SPAC with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Issuer or SPAC to any governmental authority or to security holders of the Issuer or SPAC) of Subscriber’s identity and beneficial ownership of the PIPE Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Issuer or SPAC, as applicable, a copy of this Agreement or the form hereof. Additionally, each of the Issuer and SPAC is authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Issuer and SPAC (such consent not to be unreasonably withheld or delayed).

(l) This Agreement and all actions arising out of or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles relating to conflict of laws that would result in the applicable of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware, unless the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, in which case, in any federal court within the State of Delaware, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 10(m). Nothing in this Section 10(l) shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION, OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) All notices, consents, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email with no mail undeliverable or other rejection notice, (iii) one (1) business day after being sent, if sent by reputable, internationally recognized overnight courier service, or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Issuer, to:

Freightos Limited

HaPo’el 1, Derech Agudat Sport HaPo’el

Jerusalem, Israel 9695102

Attention: Zvi Schreiber

E-mail: zvi@freightos.com and legal@freightos.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

27th Floor

New York, NY 10020

Attention: Jon Venick; Stephen Alicanti

E-mail: jon.venick@us.dlapiper.com; stephen.alicanti@us.dlapiper.com

If to SPAC, to:

Gesher I Acquisition Corp.

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

Attention: Ezra Gardner

Email: emg@gesherspac.com

with a copy (which shall not constitute notice) to:

Bryan Cave Leighton Paisner LLP

One Atlantic Center, Fourteenth Floor

1201 W. Peachtree St., N.W.

Atlanta, Georgia 30309

Attention: Amy Wilson; Jonathan Nesher

Email: amy.wilson@bclplaw.com; jonathan.nesher@bclplaw.com

If to Subscriber, to

Qatar Airways Tower 1,

Airport Road

PO Box 22550

Doha

State of Qatar

with a copy (which shall not constitute notice) to:

Holland & Knight, LLP

1650 Tysons Boulevard

Tysons, Virginia 22102

Attention: David S. Cole

Email: david.cole@hklaw.com

(n) The headings set forth in this Agreement are for convenience of reference only and shall not be used in interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement. As used in this Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise).

(o) At or prior to Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate this offering as contemplated by this Agreement.

[The balance of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPAC:

GESHER I ACQUISITION CORP.

By:	/s/ Ezra Gardner
Name:	Ezra Gardner
Title:	Authorized Signatory

[Signatures continued on following page]

[Signature page to PIPE Subscription Agreement]

[Signatures continued from previous page]

ISSUER:

FREIGHTOS LIMITED

By:	/s/ Zvi Schreiber
Name:	Zvi Schreiber
Title:	Director

[Signatures continued on following page]

[Signature page to PIPE Subscription Agreement]

[Signatures continued from previous page]

SUBSCRIBER:

Alshaffafia Trading W.L.L

By:	/s/ Akbar Al Baker
Name:	Akbar Al Baker
Title:	/s/ Group Chief Executive

Address for Notice:
[Redacted]
Email:	[Redacted]

Aggregate Purchase Price: $10,000,000
Number of PIPE Shares: $1,000,000

Subscriber status (mark one):
☐ U.S. investor ☒ Non-U.S. investor
EIN Number:

[Signature page to PIPE Subscription Agreement]

Exhibit A

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit A shall have the meanings given in the Agreement to which this Exhibit A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

(i) A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

(ii) A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(iii) A director or executive officer of the Issuer;

(iv) A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities and Exchange Commission (the “SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

(v) A natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”)), of the Issuer of the securities being offered or sold where the Issuer would be an investment company (as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act);

(vi) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(vii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(viii) An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the Section 203(l) or (m) of the Investment Advisers Act;

(ix) An insurance company as defined in Section 2(13) of the Exchange Act;

(x) An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

(xi) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(xii) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

(xiii) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(xiv) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(xv) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

X	(xvi) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the PIPE Shares, with total assets in excess of $5,000,000;

(xvii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the PIPE Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Issuer;

(xviii) A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

(xix) A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the Issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

(xx) A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

(xxi) An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

(xxii) An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

(xxiii) Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

Type of Subscriber. Indicate the form of entity of Subscriber:

☐ Individual	☐ Limited Partnership
☐ Corporation	☐ General Partnership
☐ Revocable Trust	☒ Limited Liability Company
☐ Other Type of Trust (indicate type):
☐ Other (indicate form of organization):

If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: January 19, 2021.

If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the PIPE Shares and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_____X_____ True __________ False

If the “False” line is initialed, each person participating in the entity will be required to fill out an Agreement.

Disqualifying Events. Subscriber has not been subject to any “Disqualifying Event” (as defined in Appendix A attached hereto) under Regulation D Rule 506(d) of the Securities Act and is not subject to any proceeding or even that could result in any such Disqualifying Event.

_____X______ True ___________ False

Appendix A

Disqualifying Events

In order to determine if Subscriber has been subject to any event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in a disqualification under Rule 506(d)(1) of the Issuer’s use of the Rule 506 exemption, Subscriber will be deemed to be subject to a “disqualifying event” if Subscriber meets certain beneficial ownership requirements of the Issuer’s securities and:

(i) has been convicted, within ten years as of the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “Commission”) or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years as of the date hereof that restrains or enjoins such person from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the Commission, or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that either: (A) as of the date hereof, bars Subscriber from (1) association with an entity regulated by such commission, authority, agency, or officer, (2) engaging in the business of securities, insurance or banking, or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years of the date hereof;

(iv) is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended or Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended, that as of the date hereof (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser, (B) places limitations on the activities, functions or operations of such person; or (C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) is subject to any order of the Commission entered within five years of the date hereof that presently orders Subscriber to cease and desist from committing or causing a violation or future violation of (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or (B) any other rule or regulation thereunder or Section 5 of the Securities Act of 1933;

(vi) is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association (including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) is subject to a United States Postal Service false representation order entered within five years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.